UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013 (March 13, 2013)

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-35312 (Commission File No.)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in the Size of the Board of Directors

Effective as of March 13, 2013, the Board of Directors (the “Board”) of Sunshine Heart, Inc. (the “Company”), pursuant to its powers under the Amended and Restated Bylaws of the Company, increased its size from seven (7) to eight (8) directors.

Appointment of New Director

Pursuant to Article V Section A(5) of the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, and Article IV Section 18 of the Company’s Amended and Restated Bylaws, effective March 13, 2013, on the recommendation of the Company’s Governance and Nominating Committee, the Board elected Mr. Jon Salveson to fill the vacancy in Class II on the Board resulting from the increase in the size of the Board, to hold office until his successor is duly appointed and qualified or until his earlier resignation or removal.  Mr. Salveson will stand for re-election at the next annual meeting of the stockholders of the Company in 2015.

Mr. Salveson joined Piper Jaffray in 1993, became a Managing Director in 1999, and was named the Group Head of Piper Jaffray’s healthcare investment banking group in 2001. He was appointed Global Head of Investment Banking and a member of the Executive Committee of Piper Jaffray in 2004. He has served as Vice Chairman of Investment Banking at Piper Jaffray since 2010. Throughout his career at Piper Jaffray, Mr. Salveson’s area of practice has focused on the medical device industry.

Mr. Salveson started his career as a market manager at Bio-Metrics Systems (now part of Surmodics, Inc.), an innovator in medical device surface modification, where he gained experience working in cardiology and interventional medicine. Mr. Salveson received his M.M.M. in finance from the Kellogg Graduate School of Management at Northwestern University and a B.A. in chemistry and religion from St. Olaf College.

There was no understanding or arrangement between Mr. Salveson and any other person pursuant to which Mr. Salveson was elected as a director.

Mr. Salveson is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, Mr. Salveson will participate in the compensation program applicable to all non-employee directors, which is summarized below.

Under the Company’s cash compensation policy, effective January 1, 2013, each non-employee director receives a base annual retainer of US$55,000, except for the Chairman of the Board, who receives a base annual retainer of US$105,000.

In accordance with the Company’s non-employee director equity compensation policy, Mr. Salveson will also be eligible to receive stock options from the Company.

The foregoing is only a brief description of the material terms of our non-employee director compensation program, and is qualified in its entirety by reference to the description of our non-employee director compensation program under the heading “Information Regarding the Board of Directors and Corporate Governance — Director Compensation” in our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 27, 2012 and incorporated herein in its entirety by reference.

A copy of the Company’s news release dated March 13, 2013 announcing Mr. Salveson’s appointment to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference. The information in the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Indemnity Agreement

On March 13, 2013, in connection with Mr. Salveson’s election as a Class II director, the Company entered into an Indemnity Agreement with Mr. Salveson in the form of our standard indemnity agreement, File No. 001-35312, which was filed with the Securities and Exchange Commission on September 30, 2011 as Exhibit 10.1 to the Registration Statement on Form 10 and is incorporated herein in its entirety by reference.

Item 8.01             Other Events.

The Company’s Board of Directors approved May 23, 2013 as the date of the Company’s 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) at such place and time as will be set forth in the Company’s proxy statement relating to the 2013 Annual Meeting. The Board of Directors also approved April 20, 2013 as the record date for stockholders entitled to notice of and to vote at the 2013 Annual Meeting.

Deadline for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

Because the 2013 Annual Meeting will be held more than 30 days from the anniversary of the Company’s 2012 annual meeting of stockholders, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the 2013 Annual Meeting. Such proposals must be delivered to the Corporate Secretary at Sunshine Heart, Inc., Attention: Chief Financial Officer and Secretary, 12988 Valley View Road, Eden Prairie, Minnesota 55344 no later than the close of business on March 24, 2013 to be considered timely. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Deadline for Stockholder Proposals and Director Nominations to be Brought Before the 2013 Annual Meeting

The Company also has extended to March 24, 2013 the deadline by which proposals of stockholders made other than pursuant to Rule 14a-8 of the Exchange Act and any director nominations must be received in order to be presented for consideration at the 2013 Annual Meeting. Such proposals must be received by the Corporate Secretary at Sunshine Heart, Inc., Attention: Chief Financial Officer and Secretary, 12988 Valley View Road, Eden Prairie, Minnesota 55344 no later than the close of business on March 24, 2013.

The above-mentioned proposals and nominations must also be in compliance with the Company’s Amended and Restated Bylaws and the proxy solicitation rules of the SEC and Nasdaq, including but not limited to the information requirements set forth in the Company’s Amended and Restated Bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with the foregoing and other applicable requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 13, 2013	SUNSHINE HEART, INC.

	By:	/S/ JEFFREY MATHIESEN
	Name:	Jeffrey Mathiesen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 13, 2013.